UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 23, 2025
__________________________
Lifetime Brands, Inc.
(Exact Name of Registrant as Specified in Its Charter)
__________________________

Delaware	0-19254	11-2682486
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1000 Stewart Avenue, Garden City, New York 11530
(Address of Principal Executive Offices) (Zip Code)
516-683-6000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	LCUT	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 23, 2025, Lifetime Brands, Inc. (the “Company”) entered into a triple net lease agreement with CRP/TCC Rhoton Owner LLC (the “Landlord”), for 1,027,526 square feet of warehouse and distribution space located in Hagerstown, Maryland (the “Lease”). The term of the Lease is 180 months following the rent commencement date, which will occur on the later of (i) the substantial completion of the facility in Hagerstown, Maryland (the “Hagerstown Facility”) and other on-site and off-site improvements to be undertaken by the Landlord pursuant to the Lease, or (ii) March 31, 2026. The Company has the option to extend the Lease for three additional five-year periods each. Base rent for the first year of the Lease is $7.3 million, escalating by 3% annually. A portion of the base rent will be abated for the first 36 months at the annual prevailing rate for a total rent abatement of $7.2 million. In addition to the base rent, the Company is responsible for additional rent, which includes (i) real property taxes, (ii) utilities, (iii) insurance, (iv) management fees and (v) operating expenses. The Lease also includes a total tenant improvement allowance of $5.1 million. In connection with the signing of the Lease, the Company arranged for the issuance of a letter of credit for $2.7 million to the Landlord for the term of the Lease.

The Hagerstown Facility will function as the Company’s primary east coast distribution center, a relocation from the current distribution center in Robbinsville, New Jersey. The Company believes that this new Hagerstown Facility will establish a solid foundation to support its long-term growth plan, including from organic and inorganic growth opportunities. In addition, the Hagerstown Facility is expected to drive operational efficiencies through integration of a new warehouse management system to deliver best in class service and efficiency.

The foregoing description of the terms of the Lease does not purport to be complete and is qualified in its entirety by reference to the full text of the Lease, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.03.
Item 2.05. Costs Associated with Exit or Disposal Activities.

On January 17, 2025, the Board of Directors of the Company approved the Lease and related transactions. In connection with the relocation, the Company will exit the facility in Robbinsville, NJ. The Company expects to incur one-time exit costs up to $7 million, for employee severance, certain employee relocation costs, and remaining lease costs for the Robbinsville facility through the end of the term. These costs are expected to be incurred in 2025 and 2026.

The Hagerstown Facility will require capital expenditures for equipment and certain leasehold improvements of approximately $10 million. One-time relocation costs are estimated to be up to $7 million, which includes recruitment, relocation of inventory, set up costs and lease expenses prior to the Hagerstown Facility being fully operational. These one-time costs are expected to be incurred in 2026. Additionally, in connection with the relocation to the Hagerstown Facility, the Company will receive tax abatements and incentives over the term of the Lease from the State of Maryland and Washington County, Maryland totaling approximately $13 million. These incentives include real property tax abatement, employee state withholding tax credit, conditional grants and income tax credits.

The Company expects that the Hagerstown Facility will be operational by the second quarter of 2026.

Item 7.01 Regulation FD Disclosure.

On January 29, 2025, the Company issued a press release announcing that the Company entered into the Lease (the “Press Release”). The Press Release is attached to this Current Report on Form 8-K as Exhibit 99.1. The information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

In this Current Report on Form 8-K, the use of the words “advance,” “believe,” “continue,” “could,” “deliver,” “drive,” “enable,” “expect,” “gain,” “goal,” “grow,” “intend,” “maintain,” “manage,” “may,” “outlook,” “plan,” “positioned,” “project,”

“projected,” “should,” “take,” “target,” “unlock,” “will,” “would”, or similar expressions is intended to identify forward-looking statements. Such statements include all statements regarding the growth of the Company, the Company’s financial guidance, the Company’s ability to realize the benefits of the Lease, the Company’s ability to navigate the current environment and advance the Company’s strategy, the Company’s commitment to increasing investments in future growth initiatives, the Company’s initiatives to create value, the Company’s efforts to mitigate geopolitical factors and tariffs, the Company’s current and projected financial and operating performance, results, and profitability and all guidance related thereto, including forecasted exchange rates and effective tax rates, as well as the Company’s continued growth and success, future plans and intentions regarding the Company and its consolidated subsidiaries. Such statements represent the Company’s current judgments, estimates, and assumptions about probable future events. The Company believes these judgments, estimates, and assumptions are reasonable, but these statements are not guarantees of any events or financial or operational results, and actual results may differ materially due to a variety of important factors. The Company undertakes no obligation to update these forward-looking statements other than as required by law.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits
See the Exhibit Index below, which is incorporated by reference herein.

EXHIBIT INDEX

Exhibit No.
99.1	Press release dated January 29, 2025
10.1	Lease Agreement, dated January 23, 2025, by and between the Registrant and CRP/TCC Rhoton Owner LLC
104	Cover Page Interactive Data File (formatted in Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lifetime Brands, Inc.

Date: January 29, 2025	By:	/s/ Laurence Winoker
Laurence Winoker Executive Vice President, Treasurer and Chief Financial Officer